Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
November 30, 1999



Expected B Maturity 7/15/03


Blended Coupon 5.8263%


Excess Protection Level
3 Month Average   6.06%
November, 1999   5.96%
October, 1999   6.28%
September, 1999   5.94%


Cash Yield18.33%


Investor Charge Offs 4.89%


Base Rate 7.48%


Over 30 Day Delinquency 5.02%


Seller's Interest 8.52%


Total Payment Rate14.09%


Total Principal Balance$48,461,894,441.68


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$4,130,074,923.19